                                                                   Exhibit 10.23

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                 AMENDMENT ONE
                                      TO
                          SALE AND LICENSE AGREEMENT


This Amendment Number One ("First Amendment") to that certain Sale and License Agreement dated March 20, 2000 ("Agreement"), by and between NoWonder, Inc. ("Company") and Support.com, Inc., and its affiliates ("Support.com") is made effective as of June 14, 2000 ("Amendment Effective Date"), and is incorporated into and made a part of the Agreement. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

The following Sections of the Agreement are hereby modified as follows:

1. The first sentence of Section 2.5 (Maintenance of Trio Source Code) is amended and restated as follows:

     "During the Option Period, Company shall provide maintenance and support for the Trio Source Code as originally provided to Support.com, and for Upgrades or New Versions, if any created by Company during the Option Period."

2. Section 3.1 (Option Period) is amended and restated in its entirety as follows:

     "3.1   Option Period. During the period beginning on the Effective Date and
            -------------
ending on June 20, 2003 or earlier in the event Support.com fails to timely pay the Quarterly License Payment (as defined in Section 3.1.2) (the "Option Period"), Support.com shall have an exclusive option to exercise its right to purchase and obtain all of the Trio Code (the "Option to Purchase").
Support.com shall exercise this option by providing notice to Company as specified in Section 12.10 ("Notices"). If Support.com does not exercise the option stated in this Section 3 before the end of the Option Period, then the option shall expire and be of no further effect. During the Option Period, Company shall not assign, transfer, pledge or otherwise encumber any Trio Code or agree to do so. Notwithstanding the foregoing and except with respect to
Section 3.3.3 or Netscape exercising its source code escrow option under the existing agreement between Netscape and Company, Company shall not license the Trio Code to any third party during the Option Period.

          3.1.1  Distribution License.  Notwithstanding anything to the contrary
                 ---------------------
in Section 2.1, during the Option Period and subject to the terms and conditions of this Agreement, Company hereby grants to Support.com a royalty-bearing, limited, exclusive (except as provided below), world-wide, nontransferable (except as provided below and in Section 12.2 "Assignment") license to reproduce and sublicense, in Object Code format only, Trio (as a stand-alone product) or Trio (as licensed in combination, or incorporated, or integrated with Support.com products) to all customers except for the Restricted Customers listed in Section 3.6 ("Distribution License"). Such Distribution License specifically includes the right for Support.com to use or sublicense to subdistributors, resellers, outsource service providers, and other agents to exercise the rights set forth herein. Such Distribution License is an exclusive license, subject only to Company's rights to sublicense Trio provided that the same restrictions as set forth in Section 3.3 shall apply to Company. Each customer sublicense shall be pursuant only to a license agreement at least as restrictive as the End User License Agreement attached as Exhibit G (except that use shall not be restricted to just one (1) computer). Support.com shall be responsible for any assistance needed by customers to install the Trio at customer sites, for providing customers with initial training and for direct technical support.

          3.1.2  Distribution License Payments for Distribution License. In
                 ------------------------------------------------------
consideration for the Distribution License set forth in Section 3.1.1, Support.com hereby agrees to pay Company a quarterly license payment of $1,000,000 ("Quarterly License Payment") for each three (3) month period beginning on June 20, 2000 and continuing until the earliest to occur of Support.com exercising the Option to Purchase, Support.com terminating the Distribution License as set forth herein, or the expiration of the Option Period; such Quarterly License Payment shall be payable thirty (30) days after the beginning of each such three-month period except for the first Quarterly License Payment which shall be payable ninety (90) days after the beginning of the first three-month period. Notwithstanding the foregoing, Support.com shall have the right to terminate the Distribution License after the fourth Quarterly License Payment upon ten (10) days advance written notice; such termination shall be effective as of the end of the applicable three (3) month period."

3.   Section 3.3.7 (Option Price) is deleted in its entirety.

4. The first sentence of Section 3.4 (Existing Customer Transition) is amended and restated as follows:

     "Beginning on the Amendment Effective Date, Company shall use commercially reasonable efforts to transition Company's Non-Web-Based customers for Trio, except Microsoft Corporation, to Support.com."

5. The first sentence of Section 3.5 (Prospective Customer Transition) is amended and restated as follows:

     "During the six (6) month period beginning on the Amendment Effective Date, the parties shall use commercially reasonable efforts to transition leads regarding prospective customers from the Company marketing team to the Support.com marketing team."

6. The first two paragraphs of Section 3.7 (Future Payments) are amended and restated in its entirety as follows:

     "3.7 Future Payments.
          ---------------

     (a) In the event that Support.com exercises its Option to Purchase, Support.com agrees to pay Company in accordance with Attachment 1, attached hereto.

     (b) Beginning on the Amendment Effective Date, and regardless of whether or not Support.com has exercised the Option to Purchase, for each agreement Support.com enters into with the companies listed on Exhibit C ("Company Customer"), that includes Trio, during the twelve (12) months following the Amendment Effective Date, Support.com agrees to pay Company (a) eighty percent (80%) of the total Net License Revenue (defined below) of agreements that Support.com enters into with Company Customers with respect to Trio as a stand-alone product; and (b) twenty percent (20%) of the total Net License Revenue (defined below) of the agreements that Support.com enters into with the Company Customers with respect to Trio, as licensed in combination or incorporated with Support.com products, provided, however, total payments to Company pursuant to this Section 3.7 shall not exceed $2,500,000. As used in this Agreement, "Net License Revenue" means the license fees plus professional services fees (but not support and maintenance fees) for licenses of Trio either as a stand-alone product or as incorporated into Support.com products, received from such Company Customers during the term of such agreement with Company Customers. Within thirty (30) days after the Amendment Effective Date and until the expiration of the twelve (12) month period following the Amendment Effective Date, Support.com agrees to appoint at least three (3) full time equivalent employees responsible for the marketing, sales, support, maintenance, or distribution of Trio.

          3.7.1 Microsoft Corporation. During the period beginning on the Amendment Effective Date and continuing through one (1) year after the exercise of the Option to Purchase, in no event may Support.com license Trio on a stand-alone basis to Microsoft Corporation. During the period beginning on the Amendment Effective Date and continuing through one (1) year after the exercise of the Option to Purchase, in the event Support.com licenses Trio as integrated with Support.com products, Support.com shall pay Company twenty-five percent (25%) of Net License Revenue."

7.   Section 5.1 (Press Announcement) is deleted in its entirety.

8. Section 5.5 (Joint Marketing and Sales Incentives) is amended and restated in its entirety as follows:

     "5.5 Joint Marketing and Sales Incentives. Beginning on the date
          ------------------------------------
Support.com exercises the Option to Purchase, Company agrees to pay Support.com up to one million dollars ($1,000,000) to be used for sales incentives, joint marketing programs, and any other purpose that the parties use commercially reasonable efforts to mutually agree in writing in advance for a three (3) year period beginning on the date that Support.com exercises the Option to Purchase. Within forty-five (45) days after Support.com exercises the Option to Purchase, the parties shall (i) develop marketing plan that will describe positioning of the companies' relationship and how the payments from Company shall be allocated between joint marketing, sales incentives and any other purposes, and (ii) finalize a mutually agreeable joint press release regarding this Agreement. In the event both parties agree that Company shall expend dollars for sales incentives or joint marketing programs prior to the date Support.com exercises the Option to Purchase, such dollars shall be counted towards the above-mentioned one million dollars ($1,000,000|)."

9. In Section 7.1 (Company Proprietary Rights Indemnity), "For three (3) years after the date that Support.com exercises the Option to Purchase," shall be replaced with: "Beginning on the Amendment Effective Date and for three (3) years after the date that Support.com exercises the Option to Purchase,".

10. In Section 7.2 (Support.com Indemnity), "For three (3) years after the date that Support.com exercises the Option to Purchase," shall be replaced with:
"Beginning on the Amendment Effective Date, and for three (3) years after the date that Support.com exercises the Option to Purchase".

11. Except as amended herein, the remaining terms and conditions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the Amendment Effective Date.

NOWONDER, INC.          SUPPORT.COM, INC.

By: /s/ [ILLEGIBLE]     By:     /s/ Radha R. Basu
   ________________         _____________________

Title:  CFO             Title:  President & CEO
      _____________           ___________________

Date:   6/15/00         Date:   June 15, 2000
     ______________          ____________________

                                 Attachment 1

                        Pricing for Option to Purchase

 _____________________________________________________________________________
 Date by which Support.com exercises     Price for the transfer and assignment
  its Option to Purchase                 ("Purchase") as set forth in Section
                                              3.2 ("Source Code Transfer")
 _____________________________________________________________________________
        September 20, 2000                               [***]
 _____________________________________________________________________________
        December 20, 2000                                [***]
 _____________________________________________________________________________
          March 20, 2001                                 [***]
 _____________________________________________________________________________
          June 20, 2001                                  [***]
 _____________________________________________________________________________
        September 20, 2001                               [***]
 _____________________________________________________________________________
        December 20, 2001                                [***]
 _____________________________________________________________________________
          March 20, 2002                                 [***]
 _____________________________________________________________________________
          June 20, 2002                                  [***]
 _____________________________________________________________________________
        September 20, 2002                               [***]
 _____________________________________________________________________________
        December 20, 2002                                [***]
 _____________________________________________________________________________
          March 20, 2003                                 [***]
 _____________________________________________________________________________
          June 20, 2003                                  [***]
 _____________________________________________________________________________


In the event Support.com exercises its Option to Purchase, it shall owe to Company the corresponding Price as set forth above depending on the date by which Support.com exercises its Option to Purchase. Support.com shall pay fifty percent (50%) of the applicable Price set forth above within thirty (30) days after exercise of the Option to Purchase. Support.com shall pay the remaining fifty percent (50%) in equal installments on the dates, following the exercise of the Option to Purchase, when the Quarterly License Payments would have otherwise been due, ending on June 20, 2003.



[***] CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.